UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue
Suite 1250 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company” or “CBRE”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2022 CEO Compensation

On February 18, 2022, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) established the 2022 target compensation described below and issued a one-time Strategic Equity Award to Robert E. Sulentic, the Company’s President and Chief Executive Officer (“CEO”). Since 2012, the year Mr. Sulentic became our CEO, through 2021, the Company has significantly exceeded the S&P 500 aggregate in total shareholder return1 (445% for CBRE and 299% for the S&P 500). The Company has also significantly outpaced the S&P 500 in earnings growth from 2012 through 2020 (129%2 for CBRE vs. 32%3 for the S&P 500) and has grown GAAP EPS 144% from 2020 to 2021. Under Mr. Sulentic’s leadership, the Company successfully navigated the global pandemic, as reflected in its key financial metrics reaching new record highs in 2021, and begins 2022 with an enhanced management team, focused strategy, strong balance sheet with significant liquidity, while being well-positioned for future profitable growth through its diversification across asset types, business lines, clients and geographies. In addition, the Company is a sector leader on ESG, as evidenced by its inclusion in the Dow Jones Sustainability World Index and the Bloomberg Gender-Equality Index, among others.

As a result of Mr. Sulentic’s long track record of superior performance, the Committee determined that it is in the best interests of the Company and its stockholders to ensure his continued leadership over the next five years. The Committee has therefore increased Mr. Sulentic’s target total direct compensation opportunity for 2022 to $18,500,000. This includes his base salary of $1,250,000, target annual performance award opportunity of $2,500,000, and target annual long-term incentive award grant value of $14,750,000. In addition, the Committee has awarded Mr. Sulentic a one-time strategic equity grant with target grant value of $7.5 million and a five-year cliff vesting period. This grant, in combination with his ongoing target total direct compensation, is intended to motivate and reward Mr. Sulentic to continue leading the Company to achieve superior performance over the next five years. The structure of Mr. Sulentic’s compensation package, with its emphasis on performance-based and equity elements, is aligned with continued long-term shareholder value creation.

2022 Target Total Direct Compensation

Base Salary	Annual Performance Award Target	Annual Long-Term Equity Incentives		Target Total Direct Compensation
		Adjusted EPS Award Target	Time Vest Award Target
$1,250,000	$2,500,000	$9,833,333	$4,916,667	$18,500,000

One-time Strategic Equity Award

The one-time Strategic Equity Award is designed to motivate and reward sustained financial and share-price performance over a five-year cliff vesting period. In exchange for the Strategic Equity Award, Mr. Sulentic has agreed to execute an amended and restated Restrictive Covenants Agreement, which extends his existing non-competition and non-solicitation restrictive covenants through December 31, 2026.

The total target grant value of Restricted Stock Units (“RSUs”) associated with the Strategic Equity Award is $7.5 million. This consists of (i) Time Vesting RSUs (33.3% of the total target RSUs), (ii) Relative Total Shareholder Return (rTSR) Performance RSUs (33.3% of the total target RSUs) and (iii) Relative Earnings per share (rEPS) Performance RSUs (33.3% of the total target RSUs). The payout on two-thirds of the Strategic Equity Award is performance-based and subject to rigorous cumulative Adjusted EPS and total shareholder return hurdles relative to the companies that comprised the S&P 500 on January 1, 2022 (the “Comparison Group”). For each measure, none of the performance-based awards will be earned unless the Company’s performance is above the 50th percentile.

[1]	S&P 500 total shareholder return from December 31, 2012 – December 31, 2021 as published in Factset.
[2]	Calculated based upon the Company’s reported GAAP EPS from 2012 – 2020.
[3]	S&P 500 earnings performance from 2012 – 2020 as published in Factset. Note that Factset reports earnings data based upon a mix of GAAP and non-GAAP metrics.

The Strategic Equity Award has been made under terms that are materially consistent with grants previously given to certain senior executives and described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2017, except that:

•

The vesting term of each type of RSU subject to the Strategic Equity Award is five years, which is much longer than typical market practice and longer than the three-year vesting period associated with our annual performance-based RSUs and the four-year vesting schedule associated with our annual time-based RSUs.

•	Time Vesting RSUs (33.3% of the target RSUs). 100% of the Time Vesting RSUs will vest on February 25, 2027, subject to Mr. Sulentic’s continued employment with the Company on such date.

•

rTSR Performance RSUs (33.3% of the target RSUs). The actual number of rTSR Performance RSUs that will vest ranges from 0 to 175% of the target number of rTSR Performance RSUs and will be based on the Company’s cumulative TSR relative to the cumulative TSR of the companies in the “Comparison Group” over a five-year measurement period commencing on January 1, 2022 and ending on December 31, 2026.

•

rEPS Performance RSUs (33.3% of the target RSUs). The actual number of rEPS Performance RSUs that will vest ranges from 0 to 175% of the target number of rEPS Performance RSUs and will be based on the Company’s cumulative Adjusted EPS growth relative to the cumulative EPS growth, as reported under GAAP (“GAAP EPS”), of the companies in the Comparison Group over a five-year measurement period commencing on January 1, 2022 and ending on December 31, 2026. “Adjusted EPS” is defined as the Company’s earnings per share, as adjusted for certain changes in accordance with the terms of the CBRE Group, Inc. 2019 Equity Incentive Plan and the applicable award agreement, and publicly reported by the Company as “EPS, as adjusted” for each applicable period within the performance period. EPS growth will be calculated by determining the compound annual growth rate in EPS for the Base Year that would generate the cumulative EPS for the five years in the performance period. “Base Year” means the four quarters ending most recently prior to January 1, 2022.

The performance and payout schedule for the rTSR and rEPS Performance RSUs is intentionally challenging and no shares will vest unless the Company’s performance on the relevant metric exceeds 50th percentile performance. The payout schedule for the rTSR and rEPS Performance RSUs is as follows:

CBRE’s rTSR Performance (Percentile Rank)	% of Target rTSR Performance RSUs that Vest	CBRE’s rEPS Performance (Percentile Rank)	% of Target rEPS Performance RSUs that Vest
<=50th Percentile	0%	<=50th Percentile	0%
>= 75th Percentile	175%	>= 75th Percentile	175%

If the Company’s performance percentile ranking is less than or equal to the 50th percentile, then none of the relevant performance awards will be earned. If the Company’s performance percentile ranking is greater than or equal to the 75th percentile, then 175% of the relevant performance awards will be earned. There is linear interpolation if the Company’s performance percentile ranking falls between the 50th percentile and 75th percentile. The rTSR Performance RSUs and rEPS Performance RSUs will vest on the date on which the Committee certifies the performance percentile ranking achieved. The certification will occur as soon as practicable but not later than 90 days following the end of the performance period for the rTSR Performance RSUs and 90 days for the rEPS Performance RSUs.

2022 Compensation for Other Named Executive Officers

In addition to setting Mr. Sulentic’s compensation, the Committee also established base salaries, annual performance award targets and long-term equity incentive award targets for Ms. Giamartino and the other named executive officers whose compensation was disclosed in the Proxy Statement for our 2021 Annual Meeting of Stockholders.

			Long-Term Equity Incentive
Name	Base Salary	Annual Performance Award Target	Adjusted EPS Award Target	Time Vest Award Target	Total Equity Award Target
Emma E. Giamartino, Global Group President, Chief Financial Officer and Chief Investment Officer	$680,000	$1,000,000	$910,000	$910,000	$1,820,000

John E. Durburg, Global Chief Executive Officer—Global Workplace Solutions	$775,000	$1,160,000	$2,032,500	$2,032,500	$4,065,000
Michael J. Lafitte, Global Chief Executive Officer—Real Estate Investments	$775,000	$1,160,000	$2,032,500	$2,032,500	$4,065,000
Daniel G. Queenan, Global Chief Executive Officer—Advisory Services	$775,000	$1,160,000	$2,032,500	$2,032,500	$4,065,000

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2022	CBRE GROUP, INC.

	By:	/s/ MADELEINE G. BARBER
Madeleine G. Barber
Deputy Chief Financial Officer and Chief Accounting Officer